SECURITIES & EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 1, 2004
                                                        ----------------


                             CENTRAL COAST BANCORP
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                     0-25418                77-0367061
-----------------------------          ----------           ----------------
(State or other jurisdiction)         (Commission file      (I.R.S. Employer
of incorporation or organization)      number)              Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:          (831) 422-6642
                                                        --------------------

                                Not Applicable
         -------------------------------------------------------------
        (Former name or former address, if changed since last report).



Page 1 of 5

The Exhibit Index is on Page 4



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Item 5.02(b).   Departure of Director.

At its regular meeting on September 26, 2004, the registrant's Board of Directors accepted the letter of resignation/retirement of Director Alfred P. Glover to be effective October 31, 2004. Director Glover did not have any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. Director Glover is retiring due to health reasons. A copy of his resignation/retirement letter is included as
Exhibit 1.

Item 5.02(d).  Election of Director.

(1) At its regular meeting on September 26, 2004,the registrant's
Board of Directors elected Frances Warren Wayland as a director;

(2) None;

(3) Committee assignments have not yet been made;

(4) Mr. Wayland is a partner in the public accounting firm of Hayashi & Wayland. This firm has provided auditing services for the registrant's 401-K Profit Sharing Plan for approximately ten years.

Item 5.03(a).  Amendments to Bylaws.

(1) Effective September 26, 2004

(2) In order for the Company to provide a crossover period between the appointment of Director Wayland and the retirement of Director Glover, Article III, Section 16 of the Central Coast Bancorp bylaws shall be amended as follows: The second sentence of
Section 16 is amended to read: "The exact number of directors within said range shall be fixed by an amendment of this
Section 16 of these By-Laws adopted by the Board of Directors;
and unless and until so amended, the exact number of directors is hereby fixed at eleven (11)."


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

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CENTRAL COAST BANCORP


Date:  October 1, 2004              By: /s/ ROBERT M. STANBERRY
                                       ----------------------------
                                       Robert M. Stanberry, CFO



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

                                 EXHIBIT INDEX

                                                             Sequential
Exhibit No.         Description                               Page No.
-----------         -----------                               --------

    1               Director Glover Resignation Letter of      	 5
                    September 16, 2004

GLOVER ENTERPRISES
P.O. BOX 957
SEASIDE, CA 93955
394-4885


September 16, 2004




Nick Ventimiglia, Chairman
Community Bank of Central California
301 Main Street
Salinas, CA  93901


Dear Mr. Chairman:

The purpose of this missive is to give notice that due to declining health, I am submitting my resignation to retire from the Board of Directors, effective October 31,2004.

I sincerely appreciate the opportunity afforded to me to serve as a member on the Board of this Premier Bank for over nine years. Working with members of the Board, Management and Staff has been a gratifying experience, one that I will cherish for life.

Under this Board and Management team, I am convinced that the bank will continue to prosper and grow.
Thanks again for the trust and confidence you have shown in me.

Respectfully,


/s/ Al Glover
-------------
Alfred P. Glover
Director
Community Bank of Central California
  And Central Coast Bancorp




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